First Quarter 2022 Supplementary Slides Without Compromise M a y 1 0 , 2 0 2 2

2 Disclaimer * Additional information on the use of Non-GAAP financial information, industry and market data and trademarks is included in the appendix of this presentation This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1996. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s guidance for full year 2022 (including the Company’s estimates for new and total customers, bookings, Sapphire, Sapphire XC and total shipments, units operating, average existing customers’ purchases, revenue at year of sale, recurring revenue and total revenue, year of sale ASP and average ARR), , the Company’s strategic priorities for 2022 (including the Company’s market and customer expansion, manufacturing expansion and customer service plans), the expected benefits of the Company’s investments, the Company’s expectations regarding its liquidity and capital requirements, and the Company’s other expectations, hopes, beliefs, intentions or strategies for the future. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 10-K”), which was filed by the Company with the SEC on March 28, 2022 and the other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability to recognize the anticipated benefits of the merger transaction, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (2) costs related to the merger transaction; (3) changes in the applicable laws or regulations; (4) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (5) the impact of the global COVID-19 pandemic; and (6) other risks and uncertainties indicated from time to time described in the 2021 10-K, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Confidential & Proprietary | 3 Benny Buller CEO M a y 1 0 , 2 0 2 2

4 Q122 Highlights • Continuing to cement our position as a differentiated technology leader in high value manufacturing • Strong Q1 revenue and bookings increases confidence in 2022 revenue target of $89m - 225% YoY growth • Q1 revenue growth – up 17% sequentially, >900% YoY • Total backlog increased to $55m – driven by continued strong demand • 2022 backlog, recurring and Q1 revenue accounts for >75% of 2022 revenue guidance • Successfully managed supply chain to meet Q122 production goals • Started volume production of Sapphire XC during the quarter

5 High Visibility to Achieve 2022 Revenue Guidance • Strong Q1 performance, 2022 recurring revenue, backlog drives 2022 visibility • >75% of 2022 revenue already recognized, recurring or booked • Reduced needed bookings gap to meet 2022 guidance by >35% sequentially • Well positioned to achieve 2022 revenue of $89 million 1. End of Q122 recurring revenue net of 2022 recurring revenue recognized in Q122 2. Shippable backlog category reflects estimated revenue from backlog shippable in 2022 $0 $20 $40 $60 $80 $100 End of 2021 End of Q122 Q122A Recurring Booked Revenue Future Booking

6 • Strong demand reflects differentiated value of Velo3D technology • Sapphire XC - drives both Sapphire XC and Sapphire demand • Increasing customer adoption of Sapphire XC • >45% of Q122 revenue • Enabled by successful production ramp up • >90% of total backlog as of Q122 • Expanding Sapphire XC production rate in 2H22 to meet demand • Total backlog up 17% sequentially, >80% YoY Sapphire XC - Delivering to Market at Scale $3 $7 $13 $8 $30 $28 $34 $47 $55 $55 $0 $10 $20 $30 $40 $50 $60 Q121 Q221 Q321 Q421 Q122 Q122 Backlog Change in Backlog Backlog

7 2021A Q1 22 2022 Guidance New Customers1 10 2 23-25 Total Customers1 18 20 41-43 Total Shipments 23 8 47-49 Units Operating 46 54 93-95 Avg. Existing Customers’ Purchases2 1.3 0.33 1.2-1.4 1. Based on shipments / 2022 customer guidance dependent on existing customer purchasing pattern 2. Average number of units purchased by each existing customer at end of year (by shipments) – Q1 2022 based on Q1 29022 shipments only Increasing Confidence in 2022 Success

8 Increasing Confidence in 2022 Success 1. Revenue from all units shipped within calendar year: Revenue from 3D printer sales and ARR transactions 2. Revenue from maintenance, support services and system leases attributed to systems delivered 3. Year of Sale - revenue/total shipments (sales +ARR) 4. Recurring revenue/operating systems at end of prior year - Q1 2022 ARR reflects Q1 recurring revenue only 2021A Q1 22 2022 Guidance Revenue at year of sale1 $23 $10 $76-$80 Recurring Revenue2 $4 $2 $11 Total Revenue ($m) $27 $12 $87-$91 Year of Sale ASP3 $1.0 $1.3 $1.5-1.7 Average ARR ($m)4 $0.192 $0.044 $0.240

9 Increase existing customer footprint / expand new customer adoption • Further investment in ensuring existing customer success – drives repeat orders • EU expansion – significant customer interest / expect strong new customer adoption in 2022 Execution of Sapphire manufacturing expansion plan • Successfully managing supply chain challenges – electronic components remain a top priority • Focusing on multiple levels in supply chain / leveraging blue chip customer relationships • Entering next phase of Sapphire XC ramp: quality optimization / benefitting from volume and accumulated learning to reduce cost Delivering industry leading customer service • Strong focus on driving platform quality and reliability • Growing and developing our strong customer support team to maintain world class customer service 2022 Strategic Priorities

Confidential & Proprietary | 10 Bill McCombe CFO M a y 1 0 , 2 0 2 2

11 Financial Summary 1. Reconciliations to U.S. generally accepted accounting principles (GAAP) financial measures are presented under “Non-GAAP Financial Information.” Adjusted Operating Expenses excludes stock-based compensation. Adjusted EBITDA excludes interest expense, tax expense, depreciation and amortization, stock-based compensation and fair value liabilities. Q1 22 Q4 21 Q1 21 Total Revenue $12.2 $10.4 $1.2 Year of Sale 10.2 9.4 0.2 Recurring Revenue 2.0 1.0 0.9 Cost of Goods sold 12.2 8.7 1.6 Gross Profit 0.0 1.7 (0.4) % Gross Margin 0% 16% (33%) Total Operating Expenses 28.2 20.8 11.5 Adjusted Operating Expenses1 23.2 18.2 11.2 Adjusted EBITDA1 (22.0) (14.7) (11.2) Net Income (Loss) (65.3) (14.4) (13.5)

12 Strong Balance Sheet Supports Growth Plan Balance Sheet – March 31, 2022 ($m) Cash and Investments $186 Other Current Assets 64 Long Term Assets 37 Total Assets $287 Current Liabilities (less debt) 51 Total Debt 7 Long Term Liabilities 9 Earnout/Warrant Liability 170 Shareholders Equity 50 Total Liabilities and Equity $287 $223m $22 $12 $3 $186m Q4 2021 End Adj. EBITDA Working Capital Capex Q1 2022 End

13 Reiterating 2022 Guidance on Strong Demand 1. By shipments 2. Bookings – systems expected to ship FY2022 through mid FY2023 2022 Guidance Total Revenue $87-$91 Bookings 47-492 New Customers1 23-25 Total Shipments 47-49

Confidential & Proprietary | 14 Q&A

+ 1 ( 4 0 8 ) 6 1 0 - 3 9 1 5 info@velo3d.com 511 Division St. Campbell, CA 95008 Appendix

16 Non-GAAP Reconciliation - Adjusted Operating Expenses (Unaudited)

17 Non-GAAP Reconciliation - Adjusted EBITDA (Unaudited)

18 Non-GAAP Reconciliation - Non-GAAP Net Income (Loss) (Unaudited)

19 Disclaimer Industry and Market Data In this presentation, the Company relies on and refers to publicly available information and statistics regarding the market in which the Company competes and other industry data. The Company obtained this information and statistics from third-party sources, including reports by market research firms and company filings. While the Company believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. The Company has not independently verified the information provided by third-party sources. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of the respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Non-GAAP Financial Information The Company uses non-GAAP financial measures, such as Adjusted operating expenses, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding merger costs and loss on convertible note extinguishment, and Non-GAAP net income (loss), to help it make strategic decisions, establish budgets and operational goals for managing its business, analyze its financial results and evaluate its performance. The Company also believes that the presentation of these non-GAAP financial measures in this presentation provides an additional tool for investors to use in comparing the Company’s core business and results of operations over multiple periods. However, the non-GAAP financial measures presented in this presentation may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. The non-GAAP financial measures presented in this presentation should not be considered as the sole measure of the Company’s performance and should not be considered in isolation from, or as a substitute for, comparable financial measures calculated in accordance with generally accepted accounting principles accepted in the United States (“GAAP”). For reconciliations of these non-GAAP financial measures to the Company’s GAAP financial measures, see Appendix A to this presentation. You should review these reconciliations and not rely on any single financial measure to evaluate the Company business.

First Quarter 2022 Supplementary Slides Without Compromise M a y 1 0 , 2 0 2 2